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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                     -------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 15, 1999
                                                 ----------------

                       Corporate Asset Backed Corporation
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             (EXACT NAME OR REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware                              33-73666                22-3281571
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(STATE OF OTHER JURISDICTION        (COMMISSION               (I.R.S. EMPLOYER
        OF INCORPORATION)            FILE NUMBER)            IDENTIFICATION NO.)

     c/o PaineWebber Incorporated
     1285 Avenue of the Americas, 11th Floor
     New York, NY                                               10019
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     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)

Registrant's telephone number, including area code: (212) 713-2841
                                                    --------------


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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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
Item 1.                  Changes in Control of Registrant.

                         NOT APPLICABLE.

Item 2.                  Acquisition or Disposition of Assets.

                         NOT APPLICABLE.

Item 3.                  Bankruptcy or Receivership.

                         NOT APPLICABLE.

Item 4.                  Changes in Registrant's Certifying Accountant.

                         NOT APPLICABLE.

Item 5.                  Other Events.

                         NOT APPLICABLE.

Item 6.                  Resignations of Registrant's Directors.

                         NOT APPLICABLE.

Item 7.                  Financial Statements, Pro-Forma Financial Information and Exhibits.

                         (a)  NOT APPLICABLE.

                         (b)  NOT APPLICABLE.

                         (c)  EXHIBITS.

                         1. Trustee's letter in respect of the receipt and disbursement of interest by the CABCO Trust for BellSouth Debentures on October 15, 1999.

                                 $1,290,937.50 to the Trust Certificate Holders. $227,812.50 to the Depositor.

Item 8.                  Change in Fiscal Year.

                         NOT APPLICABLE.

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

 .
                                         CORPORATE ASSET
                                         BACKED CORPORATION
                                             as depositor

                                         By:/s/ ROBERT VASCELLARO
                                                -----------------
                                         Name:  Robert Vascellaro
                                         Title: Vice President and Treasurer

Date:  October 25, 1999


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                                  EXHIBIT INDEX

Exhibit                                                                Page
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
               1.             Trustee's letter in respect of the receipt and
                    disbursement of interest by the CABCO Trust for BellSouth
                    Debentures on October 15, 1999.
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